Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

5. Income Taxes

The provision for income taxes for income from continuing operations consists of the following (in thousands):

	Year Ended December 31,
	2011	2010	2009
Current:
Federal	$23,020	$54,986	$93,543
State	7,601	11,208	13,577

	30,621	66,194	107,120

Deferred:
Federal	105,771	92,628	16,012
State	1,261	4,859	18,719

	107,032	97,487	34,731

Total provision for income taxes for income from continuing operations	$137,653	$163,681	$141,851

The following table reconciles the differences between the statutory federal income tax rate and the effective tax rate (dollars in thousands):

	Year Ended December 31,
	2011		2010		2009
	Amount	%	Amount	%	Amount	%
Provision for income taxes at statutory federal rate	$165,741	35.0%	$181,474	35.0%	$156,682	35.0%
State income taxes, net of federal income tax benefit	8,212	1.7	8,847	1.7	9,080	2.0
Release of unrecognized tax benefit	(6,509)	(1.3)	—	—	—	—
Net income attributable to noncontrolling interests	(26,486)	(5.6)	(23,960)	(4.6)	(22,006)	(4.9)
Change in valuation allowance	—	0.0	(910)	(0.2)	1,113	0.3
Federal and state tax credits	(3,788)	(0.8)	(2,246)	(0.4)	(4,241)	(0.9)
Deferred tax revaluation	—	—	—	—	(2,996)	(0.7)
Other	483	0.1	476	0.1	4,219	0.9

Provision for income taxes and effective tax rate for income from continuing operations	$137,653	29.1%	$163,681	31.6%	$141,851	31.7%

Deferred income taxes are based on the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities under the provisions of the enacted tax laws. Deferred income taxes as of December 31, 2011 and 2010 consist of (in thousands):

	December 31,
	2011		2010
	Assets	Liabilities	Assets	Liabilities
Net operating loss and credit carryforwards	$140,825	$—	$131,093	$—
Property and equipment	—	727,366	—	685,089
Self-insurance liabilities	113,640	—	91,246	—
Intangibles	—	201,396	—	169,860
Investments in unconsolidated affiliates	—	62,112	—	48,353
Other liabilities	—	22,050	—	27,045
Long-term debt and interest	—	24,115	—	29,191
Accounts receivable	11,435	—	60,026	—
Accrued expenses	49,575	—	53,842	—
Other comprehensive income	128,170	—	156,597	—
Stock-based compensation	28,894	—	25,472	—
Deferred compensation	42,668	—	41,703	—
Other	57,158	—	24,963	—

	572,365	1,037,039	584,942	959,538
Valuation allowance	(150,254)	—	(126,644)	—

Total deferred income taxes	$422,111	$1,037,039	$458,298	$959,538

The Company’s deferred tax assets and liabilities have been adjusted in 2010 for the effects of its filed 2009 tax return, having the effect of increasing total deferred tax assets by $12.5 million, increasing total deferred tax liabilities by $11.4 million, and decreasing prepaid income taxes by $1.1 million. The effects of the adjustments did not impact income tax expense, and their effects on previously issued consolidated financial statements were not material.

The Company believes that the net deferred tax assets will ultimately be realized, except as noted below. Its conclusion is based on its estimate of future taxable income and the expected timing of temporary difference reversals. The Company has state net operating loss carry forwards of approximately $3.3 billion, which expire from 2012 to 2031. The Company also has unrecognized deferred tax assets primarily related to interest expense that are included in other comprehensive income. If recognized, additional state net operating losses will be created which the Company does not expect to be able to utilize prior to the expiration of the carryforward period. A valuation allowance of approximately $24.9 million has been recognized for those items. With respect to the deferred tax liability pertaining to intangibles, as included above, goodwill purchased in connection with certain of the Company’s business acquisitions is amortizable for income tax reporting purposes. However, for financial reporting purposes, there is no corresponding amortization allowed with respect to such purchased goodwill.

The valuation allowance increased by $23.6 million during the year ended December 31, 2011 and increased by $11.5 million during the year ended December 31, 2010. In addition to amounts previously discussed, the change in valuation allowance relates to a redetermination of the amount of, and realizability of, net operating losses in certain state income tax jurisdictions.

The total amount of unrecognized benefit that would impact the effective tax rate, if recognized, was approximately $0.8 million as of December 31, 2011. A total of approximately $0.3 million of interest and penalties is included in the amount of liability for uncertain tax positions at December 31, 2011. During the year ended December 31, 2011, the Company decreased liabilities for uncertain tax positions by $5.4 million, including the favorable resolution of an issue on appeal with the IRS related to its tax examination of Triad tax returns, and decreased interest and penalties by approximately $1.1 million. It is the Company’s policy to recognize interest and penalties related to unrecognized benefits in its consolidated statements of income as income tax expense. During the year ended December 31, 2011, the Company released $2.3 million for income taxes and $0.7 million for accrued interest of its liability for uncertain tax positions, as a result of the expiration of the statute of limitations pertaining to tax positions taken in prior years.

It is possible the amount of unrecognized tax benefit could change in the next twelve months as a result of a lapse of the statute of limitations and settlements with taxing authorities; however, the Company does not anticipate the change will have a material impact on its consolidated results of operations or consolidated financial position.

The following is a tabular reconciliation of the total amount of unrecognized tax benefit for the years ended December 31, 2011, 2010 and 2009 (in thousands):

	Year Ended December 31,
	2011	2010	2009
Unrecognized tax benefit, beginning of year	$7,458	$9,234	$15,630
Gross (decreases) increases — purchase business combination	—	—	(4,173)
Gross increases — tax positions in prior period	349	70	—
Reductions — tax positions in prior period	(3,469)	(1,833)	—
Lapse of statute of limitations	(3,575)	—	(663)
Settlements	(134)	(13)	(1,560)

Unrecognized tax benefit, end of year	$629	$7,458	$9,234

The Company, or one of its subsidiaries, files income tax returns in the United States federal jurisdiction and various state jurisdictions. The Company has extended the federal statute of limitations for Triad for the tax periods ended December 31, 1999, December 31, 2000, April 30, 2001, June 30, 2001, December 31, 2001, December 31, 2002 and December 31, 2003. The IRS has concluded its examination of the federal tax return of Triad for the tax periods ended December 31, 2004, December 31, 2005, December 31, 2006 and July 25, 2007. In September 2011, the Company reached a favorable resolution of an issue on appeal with the IRS related to its examination of Triad’s tax returns. As a result, the Company recognized a tax benefit of $4.0 million, which is reflected in the accompanying consolidated statement of income for the year ended December 31, 2011. With few exceptions, the Company is no longer subject to state income tax examinations for years prior to 2008 and federal income tax examinations with respect to Community Health Systems, Inc. federal returns for years prior to 2007. The Company’s federal income tax returns for the 2007 and 2008 tax years are currently under examination by the IRS. The Company believes the results of this examination will not be material to its consolidated results of operations or consolidated financial position. In connection with the Company’s 2007 and 2008 IRS examinations, the IRS has taken exception to the timing of the Company’s malpractice expense deductions. Management believes that the Company’s deduction timing is appropriate, and will work to resolve this item over the next 24 months. If management is unable to sustain the current timing of the Company’s deduction, then it would be subject to interest and penalty costs. Management does not consider this matter to have met the recognition criteria to be considered an uncertain tax position for which a reserve is necessary.

The Company paid income taxes, net of refunds received, of $26.5 million, $128.2 million and $57.3 million during the years ended December 31, 2011, 2010 and 2009.